                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Tax Advantaged Dividend Fund

Semiannual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns for Class A, B, C and Institutional Class shares for the Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns may differ by share class.

Total Returns (Unadjusted for Sales Charge) as of 1/31/04
Scudder Tax Advantaged Dividend Fund	Life of Class*
Class A	13.12%
Class B	12.88%
Class C	12.78%
Institutional Class	13.19%
Russell 1000 Value Index+	15.06%

Sources: Lipper Inc. and Investment Company Capital Corporation

* The Fund commenced operations on August 29, 2003. Index returns begin August 31, 2003.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Life of Class*
Class A Return before Taxes	6.61%
Return after Taxes on Distributions	6.52%
Return after Taxes on Distributions and Sale of Fund Shares	4.41%
Russell 1000 Value Index+	15.06%

* The Fund commenced operations on August 29, 2003. Index returns begin August 31, 2003.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/04	$ 11.25	$ 11.25	$ 11.24	$ 11.27
8/29/03 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Distribution Information: For the period August 29, 2003 (commencement of operations) to January 31, 2004 Income Dividends as of 1/31/04	$ .06	$ .04	$ .04	$ .06

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
Scudder Tax Advantaged Dividend Fund		Life of Class*
Class A	Growth of $10,000	$10,661
	Total return	6.61%
Class B	Growth of $10,000	$10,888
	Total return	8.88%
Class C	Growth of $10,000	$11,065
	Total return	10.65%
Russell 1000 Value Index+	Growth of $10,000	$11,506
	Total return	15.06%

The growth of $10,000 is cumulative.

Scudder Tax Advantaged Dividend Fund		Life of Class*
Institutional Class	Growth of $250,000	$282,975
	Total return	13.19%
Russell 1000 Value Index+	Growth of $250,000	$287,650
	Total return	15.06%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* The Fund commenced operations on August 29, 2003. Index returns begin August 31, 2003.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Fred Gaskin and David Hone discuss Scudder Tax Advantaged Dividend Fund's strategy and the market environment in the five months since its inception on August 29, 2003.

Q: How would you characterize the market environment since the fund's inception on August 29, 2003?

A: The equity markets recorded strong gains during the five-month period, driven by growing corporate profits, exceptionally low interest rates and the Federal Reserve Board's ability to quell concerns about imminent rate increases. Large-company stocks, however, trailed small-company stocks as investors largely ignored fundamentals and valuations and gravitated to smaller, lesser-quality issues. Later in the period, we began to see a reversal as investors took profits in smaller-cap stocks and began to move into larger, dividend-paying stocks that they perceived to be "less risky." This helped value stocks solidly outperform growth stocks in the period. While US government and corporate bonds gained ground, their returns fell short of the double-digit gains posted by the major stock indices.

September 2003, the fund's first month of operation, was a difficult one. The stock market suffered a temporary setback due to concerns about: weaker-than-expected economic data, including higher jobless claims (an indication of higher unemployment); the Bush administration's announcement that it had raised budget estimates for the rebuilding of Iraq; and New York State Attorney General Eliot Spitzer's investigation into improper practices at the New York Stock Exchange and within various mutual fund complexes.

Stocks stabilized during the fourth calendar quarter. Leading economic indicators (those suggesting the direction of the economy) continued to improve. Jobless claims began to moderate and gross domestic product (generally, the total market value of all goods and services produced in the United States) figures were robust, although somewhat lower than economists had forecasted.

The New Year began with strong moves in economically sensitive areas, particularly in technology. During the second half of January, however, the Federal Reserve Board announced that it might raise interest rates sooner than expected, which caused a setback in both stocks and bonds.

Q: Before we discuss performance, please remind us of how the fund is structured and how it seeks to achieve its investment objective.

A: Scudder Tax Advantaged Dividend Fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund was specifically designed for investors who want to take advantage of the new federal tax legislation, which has substantially reduced the income tax rate on stock dividend income.1

1 For stock dividends, the new tax rate is effective from May 6, 2003 to December 31, 2008 (retroactive to January 1, 2003). After 2008, tax rates revert to the pre-2003 tax law. For capital gains, the new permanent tax rate was effective for transactions after May 5, 2003. These rates assume the highest personal income tax rate of 35%. Income tax rates may be lower for lower tax brackets. Tax rates on capital gains and stock dividends are lower for those in the 15% tax bracket or below. Please consult your tax advisor for more information about how the changes in tax rates affect your personal portfolio.

To generate such tax-advantaged income, at least 80% of the fund's assets are invested in a diversified portfolio of dividend-paying stocks. As of January 31, 2004, stocks represented 87% of the fund's market value, and each stock in the portfolio pays a dividend. To further enhance income potential and diversification, the remainder of assets may be invested in income-producing debt securities. In this period, those other securities included high yield bonds and government and investment grade corporate bonds.

We determine what we believe to be the fund's optimal allocation among stocks and bonds by working with the firm's global and tactical asset allocation group. The group assesses the market environment by using a quantitative system to evaluate technical factors affecting the performance of stocks and bonds. Periodically, the group will recommend changes to the fund's allocation based on its analysis. Given the strength in the stock market this period, and our goal to generate a high level of tax advantaged income, we kept a relatively high allocation to stocks - about 87% of the fund's market value as of January 31, 2004. This fund is primarily a stock fund and, under normal circumstances, its allocation to dividend- paying securities won't drop below 80% of its market value.

Q: How has the fund performed since its inception on August 29, 2003?

A: Scudder Tax Advantaged Dividend Fund Class A shares gained 13.12% (unadjusted for sales charges; if sales charges had been included, return would have been lower) for the five months ended January 31, 2004. Past performance is no guarantee of future results. The fund's benchmark, the Russell 1000 Value Index, returned 15.06%.2 When reviewing this comparison, it's important to remember that approximately 87% of the fund's holdings represented stocks during the period, while the Russell 1000 Value Index is comprised of 100% stocks, and in this 5-month period, returns of stocks far outpaced bond returns. (This fund has several different share classes. Please see pages 4 through 6 for performance of other share classes and more complete performance information.)

2 The Russell 1000 Value Index is an unmanaged group of large company stocks with lower price-to-book ratios and lower forecasted growth values than the overall market. The index reflects the reinvestment of all distributions. It is not possible to invest directly into an index.

Q: Will you describe your stock selection strategy and fund management approach?

A: Through rigorous fundamental analysis, we seek stocks with characteristics that are consistent with a contrarian value investment philosophy. That is, we look for high-quality companies that have fallen out of favor with the market and, for one reason or another, are trading at below-market valuations, yet paying attractive dividends and offering attractive long-term growth potential.

We screen a universe of potential "value" investments to find stocks with low price-to-earnings ratios, attractive long-term earnings growth potential and above-market dividend yields. After narrowing the field, we analyze individual candidates and construct a portfolio that will be diversified across many market sectors and industries.

We are active managers. We do not choose stocks for the fund simply because they are components of the benchmark Russell 1000 Value Index. We believe strongly in the efficacy of our analytical approach to stock selection. So, while many of the fund's holdings are shared by the benchmark index, the portfolio's weightings (the amount of assets it holds) in those stocks, and within various market sectors, often will be quite different.

Q: What were the contributing factors to the fund's solid absolute performance?

A: Stocks within the consumer discretionary and consumer staples sectors added most to fund performance.

1. Consumer discretionary stocks. The Stanley Works is a worldwide producer of tools and door products for industrial and consumer use. The fund purchased The Stanley Works at the time of the fund's launch because we believed it was trading at an attractive valuation and that its earnings growth potential was strong. Beyond those factors, the company pays an attractive dividend. What's more, the company has not missed an annual dividend payment in 127 years - when it first declared dividends. Since the fund's purchase, the stock has appreciated handsomely.

We also invested for the fund in retailers to take advantage of the improving economy. One of the standout performers was Nordstrom, Inc., an upscale specialty fashion department store operator. The company's earnings increased dramatically in 2003, driving its stock price steadily higher. We've since eliminated Nordstrom from the portfolio as the stock reached our price target and to lock in profits for shareholders.

2. Consumer staples stocks. Altria Group, Inc., the parent company of Philip Morris USA, Kraft and Philip Morris International, gained significant ground in the period. The stock had been depressed due to fears of litigation, specifically class-action suits filed against the company's domestic tobacco business. Investor sentiment changed late last spring when the courts dismissed several key cases that could have cost the company billions. These reversals suggested to investors that the financial risks of future litigation might be reduced. The stock rose throughout the period. The fund continues to hold Altria Group, Inc., because we believe it is still trading at a discount, while paying an attractive dividend - well above the market average.

ConAgra Foods, Inc. is another stock that was a strong contributor throughout the 5-month period. ConAgra is one of the largest packaged food companies in the world, whose operations are classified into three segments - packaged foods, food ingredients and agricultural products. The stock has benefited by the company's decision to transform itself from a food and agricultural conglomerate with commodity exposure into a much more centralized and disciplined packaged food company. By divesting much of its commodity-oriented beef, chicken and agricultural businesses, the new structure focuses on its diverse packaged good products which provide higher margins and potentially stronger and potentially more stable cash flows. Additionally, a sizable stock buy-back was announced during the period, which further boosted investor confidence.

Q: What detracted from performance?

A: The fund's overweight - a proportionately greater exposure than the benchmark - in health care hurt performance. Concern about dwindling new product pipelines in many pharmaceutical companies caused prices of the fund's pharmaceutical stocks to underperform the benchmark. The sector proved to be one of the poorest performers of the period. Fund holdings such as Merck & Co., Inc. sank on earnings shortfalls and failures in late-stage drug testing, while Wyeth suffered losses after the company established a $10 billion reserve to contend with pending legal claims in connection to a recalled diet drug. We maintain confidence in the portfolio's pharmaceutical stocks longer term and believe that their strong research and development budgets will regenerate new growth in their pipelines longer term. As is consistent with our contrarian value approach, we have taken advantage of weakness in the industry to add to the fund's position in out-of-favor pharmaceutical stocks with strong fundamentals that are trading at below-market valuations but that have attractive earnings growth potential and are paying above-market dividend yields.

Q: Financial stocks represent the largest portion of the fund's market value. Will you comment on their performance during the period?

A: The fund's financial stocks were modest contributors relative to the benchmark. The most significant gainer was FleetBoston Financial Corp. The stock surged when Bank of America Corp. announced its intent to acquire the company at a substantial premium. As a top-10 holding, FleetBoston's spike in value significantly helped fund performance. Other strong performers included PNC Financial Services Group and North Fork Bancorp, Inc. - both regional banks that continued to deliver solid earnings growth. Financial stocks, as a group, benefited as investors moved from growth to value stocks throughout the period. They were a logical choice for the fund given their relatively low valuations, attractive dividend yields and history of dividend growth.

Q: The new federal tax legislation has created a good deal of excitement about dividend-paying stocks. Can this enthusiasm last? What do you believe dividend-paying stocks offer investors over the longer term?

A: Yes, the new federal legislation has made an impact. In 2003, 247 companies within the Standard & Poor's 500 raised dividends and 21 companies declared dividends for the first time. In January 2004 alone, 32 companies increased dividends. While we believe this is in reaction to the new legislation, we don't think it's a one-time event. We expect this trend to continue as companies reevaluate their excess cash flow and consider how to redeploy it as more investors become more interested in stocks that pay dividends.

After enduring the momentum market of the late 1990s and the subsequent sustained market downturn, we believe that investors are likely to remain interested in companies that pay dividends. That's because dividends tend to signal that a company's financials are stable. A company can't pay dividends if they don't have the cash on hand. Regular dividend payments generally indicate that a company has a solid balance sheet and a good earnings track record.

Dividend yield and dividend growth are two of the hallmark characteristics of this equity portfolio. Of the variety of stocks held, as of January 31, 2004 all are dividend paying, while most pay premium yields, or yields above the market average. We believe this fund should not only provide a good way to gain exposure to dividend- paying stocks, but also to quality names and diversification.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04

Common Stocks	87%
Scudder High Income Fund	6%
Scudder Fixed Income Fund	2%
Cash Equivalents	5%
100%

Sector Diversification (Excludes Cash Equivalents and Other)	1/31/04

Financials	30%
Health Care	14%
Consumer Discretionary	8%
Information Technology	8%
Industrials	8%
Consumer Staples	8%
Utilities	7%
Materials	7%
Energy	6%
Other	4%
100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2004 (25.7% of Portfolio)
1. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	3.2%
2. Citigroup, Inc. Provider of diversified financial services	3.1%
3. FleetBoston Financial Corp. Provider of commercial banking services	2.6%
4. DTE Energy Co. Generator and distributor of electric energy	2.5%
5. PNC Financial Services Group Provider of commercial banking services	2.5%
6. J.P. Morgan Chase & Co. Provider of global financial services	2.4%
7. The Stanley Works Manufacturer of hand tools and hardware products	2.4%
8. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and consumer products	2.4%
9. General Electric Co. Industrial conglomerate	2.3%
10. Altria Group, Inc. Operator of a multi-line company	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources page for contact information.

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 87.0%
Consumer Discretionary 7.4%
Automobiles 1.9%
General Motors Corp.	31,449	1,562,386
Household Durables 2.4%
The Stanley Works	53,745	2,035,861
Specialty Retail 3.1%
Limited Brands	105,159	1,913,893
Sherwin-Williams Co.	21,420	722,711
		2,636,604
Consumer Staples 6.5%
Food Products 4.2%
ConAgra Foods, Inc.	56,050	1,453,937
General Mills, Inc.	24,700	1,122,121
Sara Lee Corp.	47,341	1,009,310
		3,585,368
Tobacco 2.3%
Altria Group, Inc.	34,819	1,935,588
Energy 5.5%
Oil & Gas
BP PLC (ADR)	21,895	1,042,202
ChevronTexaco Corp.	11,720	1,012,022
ConocoPhillips	15,737	1,036,753
ExxonMobil Corp.	38,039	1,551,611
		4,642,588
Financials 25.8%
Banks 16.8%
AmSouth Bancorp.	61,589	1,521,248
Bank of America Corp.	14,746	1,201,209
BB&T Corp.	51,330	1,904,343
FleetBoston Financial Corp.	50,473	2,250,087
KeyCorp.	46,990	1,460,919
National City Corp.	28,756	992,657
North Fork Bancorp., Inc.	21,927	924,223
PNC Financial Services Group	36,842	2,081,942
SunTrust Banks, Inc.	11,819	855,223
US Bancorp.	37,693	1,065,581
		14,257,432
Diversified Financial Services 5.5%
Citigroup, Inc.	52,333	2,589,437
J.P. Morgan Chase & Co.	53,052	2,063,192
Piper Jaffray Companies, Inc.	1	44
		4,652,673
Insurance 1.2%
Allstate Corp.	11,068	503,151
Jefferson-Pilot Corp.	9,303	477,616
		980,767
Real Estate 2.3%
Equity Office Properties Trust (REIT)	37,674	1,117,034
Post Properties, Inc. (REIT)	31,435	878,608
		1,995,642
Health Care 12.2%
Health Care Equipment & Supplies 3.2%
Baxter International, Inc.	93,607	2,728,644
Pharmaceuticals 9.0%
Abbott Laboratories	30,579	1,317,343
Bristol-Myers Squibb Co.	71,846	2,015,280
Johnson & Johnson	28,470	1,520,868
Merck & Co., Inc.	39,430	1,876,868
Wyeth	21,460	878,787
		7,609,146
Industrials 7.0%
Aerospace & Defense 2.2%
Goodrich Corp.	10,696	329,972
Honeywell International, Inc.	41,959	1,515,559
		1,845,531
Commercial Services & Supplies 0.8%
Pitney Bowes, Inc.	17,474	709,095
Electrical Equipment 1.0%
Emerson Electric Co.	12,886	823,415
Industrial Conglomerates 3.0%
General Electric Co.	58,518	1,967,960
Textron, Inc.	10,909	581,232
		2,549,192
Information Technology 7.3%
Computers & Peripherals 3.2%
Hewlett-Packard Co.	51,748	1,231,085
International Business Machines Corp.	14,621	1,450,842
		2,681,927
IT Consulting & Services 0.5%
Automatic Data Processing, Inc.	9,400	401,850
Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	37,483	1,146,980
Texas Instruments, Inc.	37,684	1,181,393
		2,328,373
Software 0.9%
Microsoft Corp.	27,800	768,670
Materials 5.7%
Chemicals 2.9%
Dow Chemical Co.	38,805	1,627,870
PPG Industries, Inc.	13,315	775,332
		2,403,202
Containers & Packaging 1.7%
Sonoco Products Co.	62,048	1,463,092
Paper & Forest Products 1.1%
MeadWestvaco Corp.	35,015	944,355
Telecommunication Services 3.5%
Diversified Telecommunication Services
BellSouth Corp.	26,400	771,672
SBC Communications, Inc.	53,944	1,375,572
Verizon Communications, Inc.	21,400	788,804
		2,936,048
Utilities 6.1%
Electric Utilities
American Electric Power Co.	24,953	814,715
DTE Energy Co.	55,179	2,157,499
FPL Group, Inc.	16,209	1,065,742
Southern Co.	37,616	1,120,958
		5,158,914
Total Common Stocks (Cost $69,943,031)		73,636,363

Other 7.6%
Scudder Fixed Income Fund (c)	112,925	1,244,430
Scudder High Income Fund (c)	944,070	5,173,503
Total Other (Cost $6,295,653)		6,417,933

Cash Equivalents 5.4%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $4,557,902)	4,557,902	4,557,902
Total Investment Portfolio - 100.0% (Cost $80,796,586) (a)		84,612,198

(a) The cost for federal income tax purposes was $80,796,586. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $3,815,612. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,966,809 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $151,197.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The Rate shown is the annualized seven-day yield at period end.
(c) Scudder Fixed Income Fund and Scudder High Income Fund are managed by Deutsche Asset Management, Inc.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $76,238,684)	$ 80,054,296
Investment in Scudder QP Trust, at value (cost $4,557,902)	4,557,902
Total investments in securities, at value (cost $80,796,586)	84,612,198
Receivable for investments sold	3,433,410
Dividends receivable	136,177
Interest receivable	3,585
Receivable for Fund shares sold	1,314,622
Due from Advisor	45,240
Other assets	37,490
Total assets	89,582,722
Liabilities
Due to custodian bank	1,220,372
Payable for investments sold	3,095,822
Payable for Fund shares redeemed	197,521
Other accrued expenses and payables	134,143
Total liabilities	4,647,858
Net assets, at value	$ 84,934,864
Net Assets
Net assets consist of: Undistributed net investment income	77,310
Net unrealized appreciation (depreciation) on investments	3,815,612
Accumulated net realized gain (loss)	366,671
Paid-in capital	80,675,271
Net assets, at value	$ 84,934,864

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($41,414,231 / 3,680,237 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.25
Maximum offering price per share (100 / 94.25 of $11.25)	$ 11.94
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,101,465 / 987,041 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.25
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($30,489,118 / 2,712,872 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.24
Maximum offering price per share (100 / 99.00 of $11.24)	$ 11.35
Institutional Class Net Asset Value, offering and redemption price per share ($1,930,050 / 171,323 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period ended January 31, 2004 (Unaudited)*
Investment Income
Income: Dividends (net of foreign taxes withheld of $688)	$ 537,557
Interest - Scudder Cash Management QP Trust	13,311
Total Income	550,868
Expenses: Management fee	110,877
Services to shareholders	19,846
Custody and accounting fees	23,111
Distribution service fees	93,811
Auditing	10,404
Legal	5,661
Trustees' fees and expenses	765
Reports to shareholders	9,180
Registration fees	7,650
Offering expenses	32,560
Other	765
Total expenses, before expense reductions	314,630
Expense reductions	(103,502)
Total expenses, after expense reductions	211,128
Net investment income	339,740
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	366,671
Net unrealized appreciation (depreciation) during the period on investments	3,815,612
Net gain (loss) on investment transactions	4,182,283
Net increase (decrease) in net assets resulting from operations	$ 4,522,023

* For the period August 29, 2003 (commencement of operations) to January 31, 2004.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the Period August 29, 2003 (commencement of operations) to January 31, 2004 (Unaudited)
Operations: Net investment income	$ 339,740
Net realized gain (loss) on investment transactions	366,671
Net unrealized appreciation (depreciation) on investment transactions during the period	3,815,612
Net increase (decrease) in net assets resulting from operations	4,522,023
Distributions to shareholders from: Net investment income: Class A	(156,588)
Class B	(27,717)
Class C	(68,809)
Institutional Class	(9,316)
Fund share transactions: Proceeds from shares sold	77,713,568
Reinvestment of distributions	192,655
Cost of shares redeemed	(2,230,952)
Net increase (decrease) in net assets from Fund share transactions	75,675,271
Increase (decrease) in net assets	79,934,864
Net assets at beginning of period (initial capital)	5,000,000
Net assets at end of period (including undistributed net investment income of $77,310)	$ 84,934,864

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.05
Net realized and unrealized gain (loss) on investment transactions	1.26
Total from investment operations	1.31
Less distributions from: Net investment income	(.06)
Net asset value, end of period	$ 11.25
Total Return (%)[c,d]	13.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41
Ratio of expenses before expense reductions (%)	1.61*
Ratio of expenses after expense reductions (%)	.95*
Ratio of net investment income (loss) (%)	2.56*
Portfolio turnover rate (%)	29*
[a] For the period from August 29, 2003 (commencement of operations) to January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	1.26
Total from investment operations	1.29
Less distributions from: Net investment income	(.04)
Net asset value, end of period	$ 11.25
Total Return (%)[c,d]	12.88**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11
Ratio of expenses before expense reductions (%)	2.49*
Ration of expenses after expense reductions (%)	1.77*
Ratio of net investment income (loss) (%)	1.74*
Portfolio turnover rate (%)	29*
[a] For the period from August 29, 2003 (commencement of operations) to January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.04
Net realized and unrealized gain (loss) on investment transactions	1.24
Total from investment operations	1.28
Less distributions from: Net investment income	(.04)
Net asset value, end of period	$ 11.24
Total Return (%)[c,d]	12.78**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30
Ratio of expenses before expense reductions (%)	2.38*
Ratio of expense after expense reductions (%)	1.76*
Ratio of net investment income (loss) (%)	1.75*
Portfolio turnover rate (%)	29*
[a] For the period from August 29, 2003 (commencement of operations) to January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	1.30
Total from investment operations	1.33
Less distributions from: Net investment income	(.06)
Net asset value, end of period	$ 11.27
Total Return (%)[c]	13.19**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	1.76*
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (loss) (%)	2.46*
Portfolio turnover rate (%)	29*
[a] For the period from August 29, 2003 (commencement of operations) to January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Tax Advantaged Dividend Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Offering Costs. Offering costs of $76,702 were paid in connection with the offering of shares and are being amortized over one year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $80,206,136 and $4,334,123, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000, 0.70% of the next $1,500,000,000, 0.68% of the next $2,500,000,000, 0.65% of the next $2,500,000,000, 0.64% of the next $2,500,000,000, 0.63% of the next $2,500,000,000 and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of such other affiliated mutual funds.

For the period ended January 31, 2004, the Advisor contractually agreed to waive its fees or reimburse expenses (excluding taxes, interest, brokerage and extraordinary expenses) to the extent necessary to maintain the annualized expenses of each class as follows:

Class A	0.95%
Class B	1.77%
Class C	1.76%
Institutional Class	1.05%

Accordingly, for the period ended January 31, 2004, the Advisor waived $103,483 of its Advisory fee, which was equivalent to an annualized effective rate of 0.05% of the Fund's average net assets.

Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by SFAC for accounting services aggregated $19,420, all of which was unpaid at January 31, 2004.

Service Provider Fees. Scudder Investments Service Company ("SICS"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period ended January 31, 2004, the amount charged to the Fund by SISC aggregated $19,846, all of which is unpaid at January 31, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period ended January 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2004
Class B	$ 16,629	$ 9,162
Class C	39,745	22,187
	$ 56,374	$ 31,349

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the period ended January 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Class A	$ 18,645	$ 18,646.25%
Class B	5,543	4,492.25%
Class C	13,249	10,910.25%
	$ 37,437	$ 34,048

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the period ended January 31, 2004 aggregated $31,628 and $462, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period ended January 31, 2004, the CDSC for Class B and C shares aggregated $1,025 and $7,004, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the Scudder Fixed Income Fund and the Scudder High Income Fund, affiliated mutual funds. The Advisor does not impose a portion of its Advisory fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the Scudder Fixed Income Fund and the Scudder High Income Fund. Distributions from the Scudder Fixed Income Fund and the Scudder High Income Fund to the Fund for the period ended January 31, 2004 totaled $10,161 and $78,991, respectively.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2004, the custodian fee was reduced by $19 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended January 31, 2004*
	Shares	Dollars
Shares sold
Class A	3,687,908	$ 39,582,020
Class B	867,616	9,303,179
Class C	2,634,015	28,332,518
Institutional Class	46,840	495,851
		$ 77,713,568
Shares issued to shareholders in reinvestment of distributions
Class A	10,644	$ 116,653
Class B	1,948	21,371
Class C	4,135	45,315
Institutional Class	848	9,316
		$ 192,655
Shares redeemed
Class A	(143,315)	$ (1,580,819)
Class B	(7,523)	(80,724)
Class C	(50,278)	(554,039)
Institutional Class	(1,365)	(15,370)
		$ (2,230,952)
Net increase (decrease)
Class A	3,555,237	$ 38,117,854
Class B	862,041	9,243,826
Class C	2,587,872	27,823,794
Institutional Class	46,323	489,797
		$ 75,675,271
Initial Capital
Class A	125,000	$ 1,250,000
Class B	125,000	1,250,000
Class C	125,000	1,250,000
Institutional Class	125,000	1,250,000
		$ 5,000,000

* For the period from August 29, 2003 (commencement of operations of Class A, B, C and Institutional shares) to January 31, 2004.

F. Subsequent Event

Effective April 8, 2004, the Fund entered into a line of credit. The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDGX
CUSIP Number	920390754	920390747	920390739	920390721
Fund Number	290	390	690	790

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Tax Advantaged Dividend Growth Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Tax Advantaged Dividend Growth Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    --------------------------------